SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 2, 2003

Commission File Number	Exact Name of Registrant as specified in its charter	State or other Jurisdiction of Incorporation	IRS Employer Identification Number
_____________	_____________	_____________	_____________
1-12609 1-2348	PG&E Corporation Pacific Gas and Electric Company	California California	94-3234914 94-0742640

Pacific Gas and Electric Company 77 Beale Street, P. O. Box 770000 San Francisco, California 94177		PG&E Corporation One Market, Spear Tower, Suite 2400 San Francisco, California 94105

(Address of principal executive offices) (Zip Code)

Pacific Gas and Electric Company (415) 973-7000		PG&E Corporation (415) 267-7000

(Registrant's telephone number, including area code)

Item 9. Regulation FD Disclosure

          The information included in this Current Report on Form 8-K, including portions of the Utility's monthly operating report for the month ended October 31, 2003 filed with the U.S. Bankruptcy Court for the Northern District of California (Bankruptcy Court) attached hereto, is being furnished, not filed, pursuant to Item 9 of Form 8-K.

          On December 1, 2003, the Utility filed its monthly operating report for the month ended October 31, 2003 with the Bankruptcy Court, as required by Section 704(8) of the U.S. Bankruptcy Code and Rule 2015 of the Federal Rules of Bankruptcy Procedure and prepared in accordance with U.S. Trustee Guidelines Region 17.  The Utility's monthly operating report includes an unaudited income statement for the month and an unaudited balance sheet dated as of the end of the month.  These unaudited financial statements are attached to this report.  Although not included in this report, the monthly operating report filed with the Bankruptcy Court also includes a statement of receipts and disbursements, as well as other information.  The preliminary financial statements were prepared using certain assumptions and estimates that are subject to revision.  Any adjustments for these estimates (based upon changes in facts and circumstances, further analysis, and other factors) will be reflected in the financial statements in the period during which such adjustments are made.  These adjustments could have a material impact on reported results in the future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION
By: /s/ BRUCE R. WORTHINGTON

BRUCE R. WORTHINGTON Senior Vice President and General Counsel

PACIFIC GAS AND ELECTRIC COMPANY
By: /s/ DINYAR B. MISTRY

DINYAR B. MISTRY Vice President and Controller

December 2, 2003

PACIFIC GAS AND ELECTRIC COMPANY
U.S. TRUSTEE BALANCE SHEET
AS OF OCTOBER 31, 2003
(in millions, except share amounts)

October, 2003
ASSETS
Current Assets
Cash and cash equivalents	$ 4,100
Accounts receivable:
Customers (net of allowance for doubtful accounts of $59 million)	2,000
Related parties	34
Regulatory balancing accounts	243
Inventories:
Gas stored underground and fuel oil	268
Materials and supplies	120
Prepaid expenses and other	64
Assets from price risk management	30

Total current assets	6,859

Property, Plant, and Equipment
Electric	20,305
Gas	8,292
Construction work in progress	363

Total property, plant, and equipment (at original cost)	28,960

Accumulated depreciation and decommissioning	(12,871)

Net property, plant, and equipment	16,089

Other Noncurrent Assets
Regulatory assets	2,009
Nuclear decommissioning trust funds	1,438
Other	1,017

Total other noncurrent assets	4,464

TOTAL ASSETS	$ 27,412

LIABILITIES AND EQUITY
Liabilities
Accounts payable
Trade creditors	440
Related parties	205
Regulatory Balancing Accounts	75
Other	342
Accrued taxes	611
Rate reduction bonds	1,175
Deferred income taxes	1,539
Deferred tax credits	130
Asset retirement obligations	1,205
Pre-petition secured debt	2,821
Pre-petition liabilities	3,950
Pre-petition financing debt	5,643
Preferred Stock With Mandatory Redemption Provisions	137
Other liabilities	3,598

Total liabilities	21,871

Stockholders' Equity
Preferred stock without mandatory redemption provisions
Nonredeemable--5% to 6%, outstanding 5,784,825 shares	145
Redeemable--4.36% to 7.04%, outstanding 5,973,456 shares	149
Common stock, $5 par value, authorized 800,000,000 shares;
issued 321,314,760 shares	1,606
Additional paid in capital	1,964
Reinvested earnings (Accumulated deficit)	1,743
Accumulated other comprehensive loss	(66)
Total stockholders' equity	5,541

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 27,412

PACIFIC GAS AND ELECTRIC COMPANY
U.S. TRUSTEE BALANCE SHEET
AS OF OCTOBER 31, 2003

Notes

1

These unaudited financial statements are prepared for the U.S. Trustee and differ from the requirements of generally accepted accounting principles in that they exclude certain financial statements (statements of cash flows, stockholders equity, and other comprehensive income), relevant footnotes and certain reclassifications.

2

These unaudited financial statements were prepared using certain assumptions and estimates.  These assumptions and estimates are subject to revision.  Further, the amounts shown in this statement, when reported on a quarterly basis, may differ materially due to adjustments in accruals, changes in facts and circumstances, changes in estimates, further analysis, and other factors.

3

Cash and cash equivalents have been reduced for uncleared checks.  On the balance sheet included with the Utility's Annual Report, Form 10-K and 10-Q, uncleared checks are treated as an accounts payable liability.

PACIFIC GAS AND ELECTRIC COMPANY
U.S. TRUSTEE INCOME STATEMENT
FOR THE MONTH ENDED OCTOBER 31, 2003
AND THE THIRTY-ONE MONTHS ENDED OCTOBER 31, 2003
(in millions)
		Case to date
	Month ended	thirty-one months
	October 31, 2003	ended October 31, 2003

OPERATING REVENUES	$ 910	$ 27,216

OPERATING EXPENSES:
Cost of Electric Energy	174	3,900
Cost of Gas	80	3,020
Operating and Maintenance	279	7,244
Depreciation, Decommissioning, and Amortization	100	2,895

Total Operating Expenses	633	17,059

OPERATING INCOME (LOSS)	277	10,157

Interest Income (Expense)	(70)	(2,285)
Professional Fees	(2)	(78)
Other Income and (Expense)	2	8

PRE-TAX INCOME (LOSS)	207	7,802

Income Taxes	80	2,986

EARNINGS (LOSS)	127	4,816

Preferred Dividend Requirement	-	61
Cumulative Effect of Change in Accounting Principle	-	1

EARNINGS (LOSS) AVAILABLE FOR (ALLOCATED TO) COMMON STOCK	$ 127	$ 4,754

PACIFIC GAS AND ELECTRIC COMPANY
U.S. TRUSTEE INCOME STATEMENT
FOR THE MONTH ENDED OCTOBER 31, 2003
AND THE THIRTY-ONE MONTHS ENDED OCTOBER 31, 2003

Notes

1

These unaudited financial statements are prepared for the U.S. Trustee and differ from the requirements of generally accepted accounting principles in that they exclude certain financial statements (statements of cash flows, stockholders equity, and other comprehensive income), relevant footnotes and certain reclassifications.

2

These unaudited financial statements were prepared using certain assumptions and estimates.  These assumptions and estimates are subject to revision.  Further, the amounts shown in this statement, when reported on a quarterly basis, may differ materially due to adjustments in accruals, changes in facts and circumstances, changes in estimates, further analysis, and other factors.

The results for the month of October 2003 are not indicative of future earnings. Future earnings could differ materially.

3

These unaudited financial statements were prepared using certain assumptions and estimates, including the estimated amount payable to the California Department of Water Resources (DWR).  The estimated amount recorded is subject to revision and actual results could differ materially.  Revenues collected on behalf of the DWR and the related costs are not reflected in these unaudited financial statements as Pacific Gas and Electric Company is a collection agent for the DWR.

4	Case to date results reflect the entire thirty month period ended October 31, 2003. The bankruptcy petition date is April 6, 2001.